UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2024
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Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 12, 2024, Mary Gustanski resigned from her position as a member of the Board of Directors (the “Board”) of Amprius Technologies, Inc. (the “Company”) and from all of its committees and advisory councils, which resignation was effective on that date. Ms. Gustanski's resignation was not the result of any disagreement between her and the Company on any matter relating to the Company's operations, policies or practices.

On August 13, 2024, the Board elected Livingston “Tony” Satterthwaite to serve as a Class II director to fill the vacancy created by Ms. Gustanski's resignation. The term for Class II directors will expire at the Company’s 2027 annual meeting of stockholders. Mr. Satterthwaite has also been appointed to serve on the Board’s Compensation Committee. Mr. Satterthwaite has served on the Company’s Advisory Council since September 2023.
The Board has determined that Mr. Satterthwaite is independent and meets the applicable independence requirements of the New York Stock Exchange. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Satterthwaite or any member of his immediate family had or will have any material interest that are required to be reported under Item 404(a) of Regulation S-K.
The selection of Mr. Satterthwaite was not pursuant to any arrangement or understanding between him and any other person.
Mr. Satterthwaite will be compensated in accordance with the Company’s compensation policy for its outside directors as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission (the "SEC") on April 25, 2024. Mr. Satterthwaite has also entered into the Company’s form of indemnification agreement, which, among other things, requires the Company to indemnify Mr. Satterthwaite for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his services as one of a member of the Board or as a director or executive officer of any other company or enterprise to which he provides services at the Company’s request.
The foregoing description is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 9, 2022 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: August 14, 2024	By:	/s/ Sandra Wallach
Name: Sandra Wallach
Title: Chief Financial Officer